UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 12, 2008

QPC LASERS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28153	20-1568015
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15632 Roxford Street, Sylmar, California		91342
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 986-0000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications ☐ pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant ☐ to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement ☐ communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement ☐ communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

As previously reported, QPC Lasers, Inc. (the “Company”) is suffering from a severe lack of cash and both the Company and its wholly owned subsidiary, Quintessence Photonics Corporation ("Quintessence"), are in default on various debt obligations, including its obligations under that certain Secured Promissory Note, dated September 18, 2006, as amended by that certain Second Secured Promissory Note Extension Agreement, dated August 20, 2008 (as amended, the “Finisar Note”), issued by Quintessence in favor of Finisar Corporation (“Finisar”).

Finisar had requested that the collateral be made available for collection on November 7, 2008, but as of November 12, 2008 Finisar had not foreclosed. Although there is at present no guarantee that agreement will be reached, the Company is currently discussing with Finisar terms upon which Finisar will agree to forebear on its collection efforts on the collateral securing the Finisar Note in order to facilitate a possible sale through Chapter 11 of the federal bankruptcy law.

In view of these facts, the Company has concluded that it will file for protection under Chapter 11 or Chapter 7 of the federal bankruptcy laws within the next several days. Based on the current outstanding debt of the Company and Quintessence in the approximate amount of $26,374,000, the Company anticipates that its outstanding shares of common stock would not have any value following a bankruptcy filing.

Due to the Company’s lack of cash, the Company will not be able to file a Form 10-Q for the quarterly period ended September 30, 2008.

Safe Harbor Statement

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's financing plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those risks identified in the Company's annual report on Form 10-KSB and other filings made by the Company with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPC LASERS, INC.

Dated: November 12, 2008	By:	/s/ George Lintz
George Lintz Chief Financial Officer